                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY
                         AND CERTIFIED BOARD RESOLUTIONS

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/  H R Collum
                                           ---------------------
                                            Name: Mr H R Collum

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ J Leschly
                                            --------------------
                                            Name: Mr J Leschly

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ W R Grant
                                            --------------------
                                            Name: Mr W R Grant

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ J-P Garnier
                                            --------------------
                                            Name: Dr J-P Garnier

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ P Allaire
                                            --------------------
                                            Name: Mr P Allaire

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ A R F Buxton
                                            --------------------
                                            Name: Mr A R F Buxton

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ Christopher Hogg
                                            -----------------------
                                            Name: Sir Christopher
                                                   Hogg

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ J A Young
                                            --------------------
                                            Name: Mr J A Young

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ Peter Walters
                                            ----------------------
                                            Name:Sir Peter Walters

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ Gloria Hooper
                                            -----------------------
                                            Name:Lady Gloria Hooper

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                /s/ T Yamada
                                            --------------------
                                            Name: Dr T Yamada

Dated:  June 20, 1996

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc and/or SmithKline Beecham Holdings Corporation) to sign the registration statement on United States Securities and Exchange Commission Form F-3 for the registration with the said Commission of preferred stock of SmithKline Beecham Holdings Corporation and the related guaranty and support agreement of SmithKline Beecham plc (the "Securities"), any and all amendments including post effective amendments and supplements to the said registration statement and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of the Securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ E J P Browne
                                            ---------------------
                                            Name: Mr E J P Browne

Dated:  June 20, 1996

                             SMITHKLINE BEECHAM plc

           Extract of Minutes of a Meeting of a Committee of the Board
                           (Corporate Administration)
             held at New Horizons Court, Brentford on June 24, 1996

266.     SMITHKLINE BEECHAM HOLDINGS CORPORATION

         RESOLVED, that the proper officers of the Company may execute the registration statement on Form F-3 under the U.S. Securities Act of 1933 with respect to the offering and sale of shares of preferred stock of SmithKline Beecham Holdings Corporation either personally or by power of attorney granted to either Donald F. Parman or William J. Shulby.

                               Certified True Copy

                                 /s/ A.M. Horler

                                Mrs. A.M. Horler
                               Assistant Secretary

                             SECRETARY'S CERTIFICATE

                  The undersigned, Donald F. Parman, Secretary of SmithKline Beecham Holdings Corporation (the "Corporation"), does hereby certify that attached hereto as Annex I is a true and complete copy of a resolution adopted by the Board of Directors of the Corporation on June 20, 1996.

                  IN WITNESS WHEREOF, I have hereunto set my hand as of the date set forth below.

Dated:  June 26, 1996

                                             /s/ Donald F. Parman
                                            ----------------------
                                               Donald F. Parman

                                                                         ANNEX I

           RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS OF SMITHKLINE
                          BEECHAM HOLDINGS CORPORATION

       RESOLVED, that the proper officers of the Corporation, be, and hereby are, authorized to prepare, execute and deliver (either personally or by power of attorney granted to another officer of the Corporation) a registration statement on Form F-3 (the "Registration Statement") under the Securities Act of 1933 (the "Act") with respect to the offering and sale of shares of Flexible Term Auction Preferred Stock (the "APS"), to file the Registration Statement in the name of and on behalf of the Corporation and under its corporate seal or otherwise with the Securities and Exchange Commission, and to cause such Registration Statement to become effective under the Act.